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                                                                      EXHIBIT 23



               CONSENT OF ERNST & YOUNG, LLP INDEPENDENT AUDITORS


         We consent to the incorporation by reference in the Registration Statements Form S-3 (Nos. 33-52155 and 33-59113) and Form S-8 (Nos. 33-48178,
33-57327, 33-40652 and 33-40653) and in the related Prospectuses of our report dated January 25, 1996, with respect to the Consolidated Financial Statements of Southwest Airlines Co. included in this Annual Report (Form 10-K) for the year ended December 31, 1995.

                                                               ERNST & YOUNG LLP


Dallas, Texas
March 28, 1996